UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report: September 21, 2015
Date of earliest event reported: July 6, 2015

SILVERSUN TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-50302	16-1633636
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Regent Street, Suite 520 Livingston, New Jersey 07039
(Address of Principal Executive Offices)

(973) 758-9555
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

As previously disclosed in the Current Report on Form 8-K filed on July 10, 2015 (the “Initial 8-K”), SWK Technologies, Inc., a Delaware corporation (“SWK”) and wholly owned subsidiary of SilverSun Technologies, Inc. (the “Company”), entered into an Asset Purchase Agreement (the “Purchase Agreement”) by and among SWK, ProductiveTech, Inc., a New Jersey corporation (“PTI”), and John McPoyle and Kevin Snyder, owners all of the issued and outstanding capital stock of PTI whereby SWK acquired substantially all of the operating assets of PTI (the “Acquisition”).

The Initial 8-K is amended by this Current Report on Form 8-K/A to present certain financial statements of PTI and to present certain unaudited pro forma financial information in connection with the Acquisition. PTI’s financial statements and the unaudited pro forma information of the Company and its subsidiaries are filed as exhibits hereto.

Item 9.01  Financial Statements and Exhibits.

Reference is made to the disclosure set forth under Item 1.01 of the Initial 8-K which disclosure is incorporated herein by reference.

(a) Audited Financial Statements of Businesses Acquired

The audited balance sheet of PTI as of December 31, 2014 and the related statement of income and changes in retained earnings and statement of cash flows for the year ended December 31, 2014, the notes to the financial statements and the independent auditor’s report are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated by reference herein.

(b) Reviewed Financial Statements of Business Acquired

Unaudited balance sheet of ProductiveTech, Inc. as of June 30, 2015 and the related statement of income and changes in retained earnings and statement of cash flows for the six months ended June 30, 2015 and 2014, and the notes to the financial statements are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated by reference herein

(c)  Pro Forma Financial Information

The unaudited pro forma condensed consolidated balance sheet of the Company and its subsidiaries as of June 30, 2015 and the unaudited pro forma condensed consolidated statements of income of the Company and its subsidiaries for the year ended December 31, 2014 and six months ended June 30, 2015, giving effect to the acquisition of PTI are filed as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated by reference herein.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.

2.1
Form of Asset Purchase Agreement, dated July 6, 2015, by and among SWK Technologies, Inc., ProductiveTech, Inc., John McPoyle and Kevin Snyder (incorporated herein by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on July 10, 2015)

10.1
Form of Promissory Note, dated July 6, 2015 issued in favor of ProductiveTech, Inc. (incorporated herein by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on July 10, 2015)

10.2
Form of Employment Agreement, dated July 6, 2015 by and between SWK Technologies, Inc. and John McPoyle (incorporated herein by reference to Exhibit 10.2 of the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on July 10, 2015)

10.3
Form of Employment Agreement, dated July 6, 2015 by and between SWK Technologies, Inc. and Kevin Snyder (incorporated herein by reference to Exhibit 10.3 of the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on July 10, 2015)

99.1*
Audited balance sheet of ProductiveTech, Inc. as of December 31, 2014 and the related statement of income and changes in retained earnings, and statement of cash flows for the year ended December 31, 2014, the notes to the  financial statements and the independent auditor’s report.

99.2*
Unaudited balance sheet of ProductiveTech, Inc. as of June 30, 2015 and the related statement of income and changes in retained earnings, and statement of cash flows for the six months ended June 30, 2015 and 2014, and the notes to the financial statements.

99.3*
Unaudited pro forma condensed consolidated balance sheet of SilverSun Technologies, Inc. and its subsidiaries as of June 30,2015 and the unaudited pro forma condensed consolidated statements of operations of Silversun Technologies, Inc. and its subsidiaries for the year ended December 31, 2014 and six months ended June 30, 2015, giving effect to the acquisition of ProductiveTech, Inc.

*filed herewith

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILVERSUN TECHNOLOGIES, INC.

Date: September 21, 2015	By:	/s/Mark Meller
Mark Meller
Chief Executive Officer